UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

Tribune Publishing Company

(Name of Registrant as Specified In Its Charter)

Gannett Co., Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 7, 2016, Gannett Co., Inc. issued the following press release:

FOR IMMEDIATE RELEASE

Gannett Issues Statement Regarding its $15.00 Per Share All-Cash Premium Offer to Acquire

Tribune Publishing Company

MCLEAN, Va. - June 7, 2016 - Gannett Co., Inc. (NYSE: GCI) (“Gannett” or the “Company”) today issued the following statement regarding its $15.00 per share all-cash, no financing contingency, premium offer to acquire Tribune Publishing Company (NYSE:TPUB) (soon to be renamed “tronc”) (“Tribune”).

Gannett thanks the stockholders of Tribune for their historic, substantial support for its “WITHHOLD” vote at the Tribune Publishing 2016 annual meeting. The final results confirm the conclusions Gannett drew in its June 2, 2016 press release, including that five of eight Tribune directors received less than 50 percent support from shares voted that are unaffiliated with Tribune or its Chairman Michael Ferro.

Gannett values the 11 iconic newspapers of Tribune and has determined to keep its offer in place as it evaluates various near-term developments, including the Tribune second quarter 2016 financial results, which are expected in August.

Gannett continues to believe that the Tribune Board should engage constructively with Gannett toward negotiating a merger agreement that benefits both companies’ stockholders. Gannett also believes it is imperative for due diligence to occur soon given the apparent rapid series of changes taking place inside Tribune that may diminish the value of Tribune to Gannett.

Gannett urges Tribune to stop delaying constructive negotiations by insisting on limiting conditions in its non-disclosure agreement (NDA). Gannett is ready to sign a customary NDA for an all-cash transaction of this type that will not have a financing contingency – similar to the version sent to Tribune in April – and does not limit its options to submit an offer directly to Tribune stockholders. Gannett believes that maintaining this flexibility is important in light of the continued opposition to Gannett’s offer from Tribune’s Ferro-led board.

Gannett’s $15.00 all-cash, no financing contingency offer represents a premium of 99 percent to the $7.52 closing price of Tribune’s common stock on April 22, 2016, the last trading day before Gannett publicly announced its initial offer for Tribune. The $15.00 per share offer also represents a 76 percent premium to the $8.50 share price at which Tribune recently issued common stock to an entity controlled by Michael Ferro.

Methuselah Advisors is acting as the exclusive financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

ABOUT GANNETT

Gannett Co., Inc. (NYSE: GCI) is a next-generation media company committed to strengthening communities across the nation. Through trusted, compelling content and unmatched local-to-national reach, the company touches the lives of more than 100 million people monthly. With more than 120 markets internationally, it is known for Pulitzer Prize-winning newsrooms, powerhouse brands such as USA TODAY and specialized media properties. To connect with us, visit www.gannett.com.

FORWARD LOOKING STATEMENTS

Certain statements in this communication may be forward looking in nature or constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Tribune by Gannett and the benefits of the proposed acquisition. Forward-looking statements include all statements that are not historical facts and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Any such statements speak only as of the date the statements were made and are not guarantees of future performance. The matters discussed in these forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results and developments to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, among other things, the ability of Gannett and Tribune to agree to the terms of the proposed transaction and, in the event a definitive transaction agreement is executed, the ability of the parties to obtain any necessary stockholder and regulatory approvals, to satisfy any other conditions to the closing of the transaction and to consummate the proposed transaction on a timely basis, as well as changes in business strategies, economic conditions affecting the newspaper publishing business and Gannett’s ability to successfully integrate Tribune’s operations and employees with Gannett’s existing business. Additional information regarding risks, trends, uncertainties and other factors that may cause actual results to differ materially from these forward-looking statements is available in Gannett’s filings with the U.S. Securities and Exchange Commission, including Gannett’s annual report on Form 10-K. Any forward-looking statements should be evaluated in light of these important risk factors. Gannett is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Gannett has made for a business combination transaction with Tribune. In furtherance of this proposal and subject to future developments, Gannett (and, if a negotiated transaction is agreed, Tribune) may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document Gannett and/or Tribune may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE PROXY STATEMENTS OR OTHER DOCUMENTS FILED WITH THE SEC WITH RESPECT TO THE PROPOSED TRANSACTION CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement with respect to the proposed transaction (if and when available) will be mailed to stockholders of Tribune. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC through the web site maintained by the SEC at http://www.sec.gov.

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed transaction. However, Gannett and/or Tribune and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Gannett’s directors and executive officers in Gannett’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 23, 2016, and Gannett’s annual report on Form 10-K for the fiscal year ended December 27, 2015, which was filed with the SEC on February 25, 2016. You can find information about Tribune’s directors and executive officers in Tribune’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 19, 2016. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

CONTACT:

FOR MEDIA INQUIRIES:

Amber Allman, 703-854-5358

Vice President, Corporate Communications

aallman@gannett.com

or

Joele Frank, Wilkinson Brimmer Katcher

Joele Frank / Michael Freitag / Ed Trissel, 212-355-4449

FOR INVESTOR INQUIRIES:

Michael Dickerson, 703-854-6185

Vice President, Investor Relations

mdickerson@gannett.com

or

Innisfree M&A Incorporated

Art Crozier / Jennifer Shotwell / Larry Miller, (212) 750-5833

On June 7, 2016, Robert Dickey, President and CEO of Gannett Co., Inc. (“Gannett”), sent the following letter to Gannett’s employees:

Dear Colleagues,

I want to update you regarding our offer to acquire Tribune Publishing Company (“Tribune”). Today, we issued a press release thanking Tribune stockholders for their substantial, historic level of support for our “WITHHOLD” proposal at the Tribune 2016 annual meeting. A copy of the release is attached.

For now, our Board of Directors and management team have determined to keep our offer to acquire Tribune in place while we evaluate various near-term developments at Tribune, including its second quarter 2016 financial results. Gannett has great respect for Tribune’s iconic newspapers and for its talented employees. We continue to believe that a transaction would provide compelling benefits for both companies, a view we now know many Tribune stockholders share.

For the time being, it continues to be business as usual at Gannett: I know you all will continue to serve our audiences, customers and communities with the dedication they have come to expect.

If you receive any inquires related to this announcement, please refer them to Amber Allman, Vice President, Corporate Communications at aallman@gannett.com or 703-854-5358, and Michael Dickerson, Vice President, Investor Relations at mdickerson@gannett.com or 703-854-6185.

As always, thank you for your continued focus and commitment. Without your outstanding efforts on behalf of the company, none of this would be possible

Best Regards,

Robert Dickey

President and CEO, Gannett

FORWARD LOOKING STATEMENTS

Certain statements in this communication may be forward looking in nature or constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Tribune by Gannett and the benefits of the proposed acquisition. Forward-looking statements include all statements that are not historical facts and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Any such statements speak only as of the date the statements were made and are not guarantees of future performance. The matters discussed in these forward-looking statements are subject to a number of risks, trends, uncertainties and other factors that could cause actual results and developments to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, among other things, the ability of Gannett and Tribune to agree to the terms of the proposed transaction and, in the event a definitive transaction agreement is executed, the ability of the parties to obtain any necessary stockholder and regulatory approvals, to satisfy any other conditions to the closing of the transaction and to consummate the proposed transaction on a timely basis, as well as changes in business strategies, economic conditions affecting the newspaper publishing business and Gannett’s ability to successfully integrate Tribune’s operations and employees with Gannett’s existing business. Additional information regarding risks, trends, uncertainties and other factors that may cause actual results to differ materially from these forward-looking statements is available in Gannett’s filings with the U.S. Securities and Exchange Commission, including Gannett’s annual report on Form 10-K. Any forward-looking statements should be evaluated in light of these important risk factors. Gannett is not responsible for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that Gannett has made for a business combination transaction with Tribune. In furtherance of this proposal and subject to future developments, Gannett (and, if a negotiated transaction is agreed, Tribune) may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document Gannett and/or Tribune may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE PROXY STATEMENTS OR OTHER DOCUMENTS FILED WITH THE SEC WITH RESPECT TO THE PROPOSED TRANSACTION CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement with respect to the proposed transaction (if and when available) will be mailed to stockholders of Tribune. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC through the web site maintained by the SEC at http://www.sec.gov.

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed transaction. However, Gannett and/or Tribune and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Gannett’s directors and executive officers in Gannett’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 23, 2016, and Gannett’s annual report on Form 10-K for the fiscal year ended December 27, 2015, which was filed with the SEC on February 25, 2016. You can find information about Tribune’s directors and executive officers in Tribune’s definitive proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 19, 2016. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.